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                                  EXHIBIT 99.1

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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, James Tilley, the chief executive officer of Evans Bancorp, Inc (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge: that the Quarterly Report of Evans Bancorp, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Evans Bancorp, Inc.. This certification is made to comply with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

Date: October 23, 2002





                                By:        /s/ James Tilley

                                           -----------------------------------
                                    Name:  James Tilley

                                    Title: President and Chief Executive Officer